Exhibit 99.2
Unaudited Financial Information Recast for Changes in the Segments

	2025
(in millions)	Q1	Q2	Q3	Q4	Total
Optical Communications (1)
Net Sales	$1,355	$1,566	$1,652	$1,701	$6,274
Less:
Research, development and engineering expenses (2)	77	76	75	80	308
Depreciation (3)	65	69	66	71	271
Other segment items (4)	954	1,102	1,131	1,156	4,343
Income tax provision (5)	58	72	85	89	304
Segment net income	$201	$247	$295	$305	$1,048
Glass Innovations
Net Sales	$1,406	$1,443	$1,560	$1,499	$5,908
Less:
Research, development and engineering expenses (2)	92	92	94	96	374
Depreciation (3)	137	147	142	154	580
Other segment items (4)	776	795	866	800	3,237
Income tax provision (5)	84	85	95	93	357
Segment net income	$317	$324	$363	$356	$1,360
Automotive (1)
Net Sales	$440	$460	$454	$440	$1,794
Less:
Research, development and engineering expenses (2)	35	35	38	38	146
Depreciation (3)	41	41	40	41	163
Other segment items (4)	278	284	290	281	1,133
Income tax provision (5)	18	21	18	17	74
Segment net income	$68	$79	$68	$63	$278
Solar
Net Sales	$206	$231	$319	$475	$1,231
Less:
Research, development and engineering expenses (2)	2	4	2	2	10
Depreciation (3)	17	26	29	30	102
Other segment items (4)	149	196	244	400	989
Income tax provision (5)	11	3	14	13	41
Segment net income	$27	$2	$30	$30	$89
Life Sciences and Emerging Growth Businesses
Net Sales	$272	$345	$287	$297	$1,201
Less:
Research, development and engineering expenses (2)	30	26	24	27	107
Depreciation (3)	29	27	27	26	109
Other segment items (4)	252	285	256	264	1,057
Income tax (benefit) provision (5)	(9)	1	(5)	(5)	(18)
Segment net (loss) income	$(30)	$6	$(15)	$(15)	$(54)

(1)	There were no changes to the historical financial information for this segment.
(2)	Research, development and engineering expenses include direct project spending that is identifiable to a segment.
(3)	Depreciation expense includes an allocation of depreciation of corporate property not specifically identifiable to a segment.
(4)	Other segment items primarily include the cost of materials, salaries, wages and benefits, including variable compensation, and selling, general and administrative expenses.
(5)	Income tax provision (benefit) reflects a tax rate of 21%.

Unaudited Financial Information Recast for Changes in the Segments

	2024
(in millions)	Q1	Q2	Q3	Q4	Total
Optical Communications (1)
Net Sales	$930	$1,113	$1,246	$1,368	$4,657
Less:
Research, development and engineering expenses (2)	65	66	71	72	274
Depreciation (3)	66	66	69	66	267
Other segment items (4)	671	797	882	980	3,330
Income tax provision (5)	28	41	49	56	174
Segment net income	$100	$143	$175	$194	$612
Glass Innovations
Net Sales	$1,326	$1,515	$1,563	$1,486	$5,890
Less:
Research, development and engineering expenses (2)	86	85	98	94	363
Depreciation (3)	152	150	149	148	599
Other segment items (4)	779	874	864	813	3,330
Income tax provision (5)	64	85	95	88	332
Segment net income	$245	$321	$357	$343	$1,266
Automotive (1)
Net Sales	$491	$479	$430	$446	$1,846
Less:
Research, development and engineering expenses (2)	38	41	43	41	163
Depreciation (3)	43	44	44	43	174
Other segment items (4)	311	304	278	285	1,178
Income tax provision (5)	21	19	14	16	70
Segment net income	$78	$71	$51	$61	$261
Solar
Net Sales	$216	$199	$194	$256	$865
Less:
Research, development and engineering expenses (2)	2	2	5	2	11
Depreciation (3)	16	16	17	16	65
Other segment items (4)	149	135	129	175	588
Income tax provision (5)	13	12	12	17	54
Segment net income	$36	$34	$31	$46	$147
Life Sciences and Emerging Growth Businesses
Net Sales	$295	$298	$300	$318	$1,211
Less:
Research, development and engineering expenses (2)	25	28	31	32	116
Depreciation (3)	28	29	29	28	114
Other segment items (4)	249	260	247	281	1,037
Income tax benefit (5)	(1)	(5)	(3)	(5)	(14)
Segment net loss	$(6)	$(14)	$(4)	$(18)	$(42)

(1)	There were no changes to the historical financial information for this segment.
(2)	Research, development and engineering expenses include direct project spending that is identifiable to a segment.
(3)	Depreciation expense includes an allocation of depreciation of corporate property not specifically identifiable to a segment.
(4)	Other segment items primarily include the cost of materials, salaries, wages and benefits, including variable compensation, and selling, general and administrative expenses.
(5)	Income tax provision (benefit) reflects a tax rate of 21%.

Unaudited Financial Information Recast for Changes in the Segments

(in millions)	Optical Communications	Glass Innovations	Automotive	Solar	Total Reportable Segments	Life Sciences and Emerging Growth Businesses	Total
For the year ended December 31, 2025
Investment in affiliated companies	$5	$114	$—	$—	$119	$183	$302
Segment assets (1)	$4,029	$9,236	$2,395	$2,734	$18,394	$1,470	$19,864
Capital expenditures	$459	$494	$76	$216	$1,245	$42	$1,287
For the year ended December 31, 2024
Investment in affiliated companies	$4	$105	$—	$—	$109	$181	$290
Segment assets (1)	$3,506	$9,085	$2,366	$1,171	$16,128	$1,498	$17,626
Capital expenditures	$193	$363	$65	$150	$771	$26	$797

(1)	Segment assets include inventory, accounts receivable, property, plant and equipment, net of accumulated depreciation, and associated equity companies.

Unaudited Financial Information Recast for Changes in the Segments

The following tables present a reconciliation of net sales of reportable segments to consolidated net sales and net income of reportable segments to consolidated net income (loss) (in millions):

	2025
	Q1	Q2	Q3	Q4	Total
Net sales of reportable segments	$3,407	$3,700	$3,985	$4,115	$15,207
Net sales of Life Sciences and Emerging Growth Businesses	272	345	287	297	1,201
Impact of constant currency reporting (1)	(227)	(183)	(172)	(197)	(779)
Consolidated net sales	$3,452	$3,862	$4,100	$4,215	$15,629

Net income of reportable segments	$613	$652	$756	$754	$2,775
Net (loss) income of Life Sciences and Emerging Growth Businesses	(30)	6	(15)	(15)	(54)
Unallocated amounts (3)	(398)	(158)	(271)	(152)	(979)
Net income	$185	$500	$470	$587	$1,742

	2024
	Q1	Q2	Q3	Q4	Total
Net sales of reportable segments	$2,963	$3,306	$3,433	$3,556	$13,258
Net sales of Life Sciences and Emerging Growth Businesses	295	298	300	318	1,211
Impact of constant currency reporting (1)	(283)	(353)	(342)	(331)	(1,309)
Impairment of upfront fees to a customer (2)				(42)	(42)
Consolidated net sales	$2,975	$3,251	$3,391	$3,501	$13,118

Net income of reportable segments	$459	$569	$614	$644	$2,286
Net loss of Life Sciences and Emerging Growth Businesses	(6)	(14)	(4)	(18)	(42)
Unallocated amounts (3)	(228)	(433)	(705)	(286)	(1,652)
Net income (loss)	$225	$122	$(95)	$340	$592

(1)	This amount primarily represents the impact of foreign currency adjustments in the Glass Innovations segment.
(2)	Amount represents non-cash charges to write-down upfront payments made to a customer.
(3)
Unallocated amounts have been combined into one number in this Exhibit. For reconciliation of all items, refer to Corning’s previously filed quarterly reports on Form 10-Q and annual report on Form 10-K.

The following table presents a reconciliation of total assets of reportable segments to consolidated total assets (in millions):

	December 31,
	2025	2024
Total assets of reportable segments	$18,394	$16,128
Total assets of Life Sciences and Emerging Growth Businesses	1,470	1,498
Unallocated amounts (1)	11,112	10,109
Total assets	$30,976	$27,735

(1)	Unallocated amounts have been combined into one number in this Exhibit. For reconciliation of all items, refer to Corning’s previously filed annual report on Form 10-K.

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